UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 20, 2026

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2026, the Board of Directors (the “Board”) of American Electric Power Company, Inc. (the “Company”) elected David S. Marriott and Charles J. Meyers to serve as directors of the Company effective July 20, 2026. Mr. Marriott was appointed to the Audit Committee and the Technology Committee, and Mr. Meyers was appointed to the Nominating, Governance & Compensation Committee and the Nuclear Oversight Committee. The initial term as a director for each of Messrs. Marriott and Meyers will continue until the 2027 annual meeting of shareholders.

Mr. Marriott has served on the Board of Directors of Marriott International, Inc. (“Marriott”) since 2021 and has served as Chairman of the Board of Marriott since 2022. Prior to that, Mr. Marriott served as President, U.S. Full Service Managed by Marriott (2018–2021), and Chief Operations Officer, The Americas, Eastern Region of Marriott (2010–2018). Mr. Marriott served in a variety of operational, sales and leadership roles with Marriott beginning in 1999.

Mr. Meyers has served as the Executive Chairman of Equinix, Inc. (“Equinix”), a provider of network colocation, interconnection, and managed services, since June 2024. He previously served as Chief Executive Officer and President of Equinix (2018–2024), President, Strategy, Services and Innovation of Equinix (2017–2018), Chief Operating Officer of Equinix (2013–2017), and President, Equinix Americas (2010–2013).

The Board has determined that each of Messrs. Marriott and Meyers is an “independent” director under the Company’s Principles of Corporate Governance and the independence requirements of The NASDAQ Stock Market LLC, as well as the applicable rules promulgated by the Securities and Exchange Commission.

As non-employee directors, Messrs. Marriott and Meyers will receive the same compensation paid to other non-employee directors of the Company in accordance with the policies and procedures previously approved by the Board for non-employee directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

July 21, 2026